UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2013

Nielsen Holdings N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-35042	98-0662038
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street New York, New York 10004 (646) 654-5000	Diemerhof 2 1112 XL Diemen The Netherlands +31 20 398 8777

(Address of principal executive offices)

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported under Item 2.01 of the Current Report on Form 8-K filed by Nielsen Holdings N.V. (“Nielsen” or the “Company”) on September 30, 2013 (the “Original 8-K”), the Company completed the previously-announced acquisition of Arbitron Inc. (“Arbitron”).

This Current Report on Form 8-K/A amends the Original 8-K by providing the historical consolidated financial statements of Arbitron and related pro forma financial information under Item 9.01(a) and Item 9.01(b), respectively, which financial statements and information were not included in the Original 8-K.

Item 2.01  Completion of Acquisition or Disposition of Assets

The Company hereby amends Item 2.01 of the Original 8-K as follows:

The financial statements and pro forma condensed combined financial information required to be filed pursuant to Regulation S-X under the Securities Act of 1933, as amended, are included in this Current Report on Form 8-K/A under Item 9.01.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The historical audited consolidated financial statements of Arbitron for the year ended December 31, 2012 as required by Item 9.01(a) are attached as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

The historical unaudited condensed consolidated financial statements of Arbitron for the three and six months ended June 30, 2013 as required by Item 9.01(a) are attached as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of Nielsen and Arbitron as of and for the six months ended June 30, 2013 and for the year ended December 31, 2012 as required by Item 9.01(b) are attached as Exhibit 99.3 to this Current Report on form 8-K/A and incorporated herein by reference.

Exhibit No.	Description

Exhibit 23.1 Exhibit 99.1	Consent of KPMG LLP Historical audited consolidated financial statements of Arbitron Inc. for the year ended December 31, 2012.

Exhibit 99.2	Historical unaudited condensed consolidated financial statements of Arbitron Inc. for the three and six months ended June 30, 2013.

Exhibit 99.3	Unaudited pro forma condensed combined financial information of Nielsen Holdings N.V. and Arbitron Inc. as of and for the six months ended June 30, 2013 and for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2013

NIELSEN HOLDINGS N.V.

By:	/s/ James W. Cuminale
Name:	James W. Cuminale
Title:	Chief Legal Officer